UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 21, 2017

Date of Report (Date of earliest event reported)

AMERISERV FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

Main and Franklin Streets, Johnstown, Pennsylvania		15901
(Address of principal executive offices)		(Zip Code)

(814) 533-5300 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01     Other Events.

On July 21, 2017, AmeriServ Financial, Inc. issued a press release announcing that its Board of Directors had declared a cash dividend of $0.015 per share quarterly common stock cash dividend.  The cash dividend is payable August 21, 2017 to shareholders of record on August 7, 2017.  This cash dividend represents an approximate 1.5% annualized yield using the July 20, 2017 closing common stock price of $3.95 and represents an approximate payout ratio of 21% based upon the Company’s recently reported second quarter 2017 earnings per share of $0.07.  The press release, attached hereto as Exhibit 99.1, is incorporated herein.

Item 9.01    Financial Statements and Exhibits.

Exhibits:

99.1

Press release, dated July 21, 2017 of AmeriServ Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, INC.

Dated: July 21, 2017	By:	/s/ Michael D. Lynch
Michael D. Lynch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated July 21, 2017, of AmeriServ Financial, Inc.

Exhibit 99.1

AMERISERV FINANCIAL, INC. ANNOUNCES QUARTERLY

COMMON STOCK CASH DIVIDEND

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) announced that its Board of Directors declared a $0.015 per share quarterly common stock cash dividend.  The cash dividend is payable August 21, 2017 to shareholders of record on August 7, 2017.  This cash dividend represents an approximate 1.5% annualized yield using the July 20, 2017 closing common stock price of $3.95 and represents an approximate payout ratio of 21% based upon the Company’s recently reported second quarter 2017 earnings per share of $0.07.

 AmeriServ Financial, Inc. is the parent of AmeriServ Financial Bank and AmeriServ Trust and Financial Services Company in Johnstown.  The Company’s subsidiaries provide full-service banking and trust and wealth management services through sixteen community offices in southwestern Pennsylvania.  At June 30, 2017, AmeriServ had total assets of $1.17 billion, a book value of $5.21 per common share and a tangible book value of $4.57 per common share.

Forward-Looking Statements

This news release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements contained herein include, but are not limited to, information regarding AmeriServ's dividend program and future payment obligations. These forward-looking statements involve risks and uncertainties that could cause AmeriServ's results to differ materially from management's current expectations. Such risks and uncertainties are detailed in AmeriServ's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements are based on the beliefs and assumptions of AmeriServ's management and on currently available information. The statements in this press release are made as of the date of this press release, even if subsequently made available by AmeriServ on its website or otherwise. AmeriServ undertakes no responsibility to publicly update or revise any forward-looking statement.